EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of WorldStar Energy, Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Kinley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     a.) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b.) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ M. W. KINLEY
                                                         _______________________
                                                         Michael Kinley
                                                         Chief Financial Officer


August 11, 2006




A signed original of this written statement required by Section 906 has been provided to WorldStar Energy, Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.